Exhibit 23.1

KPMG LLP
Suite 2000
303 Peachtree Street, NE
Atlanta, GA 30308
Consent of Independent Registered Public Accounting Firm
The Board of Directors
Total System Services, Inc.:
We consent to the incorporation by reference in the registration statement (No. 2-92497) on Form S-8 of Total System Services, Inc. of our report dated April 15, 2009, with respect to the statements of financial condition of the Total System Services, Inc. Employee Stock Purchase Plan as of December 31, 2008 and 2007, and the related statements of operations and changes in plan equity for each of the years in the three-year period ended December 31, 2008, which report appears in the December 31, 2008 annual report on Form 11-K of the Total System Services, Inc. Employee Stock Purchase Plan, included as Exhibit 99.1 to the December 31, 2008 annual report on Form 10-K/A Amendment No. 1 of Total System Services, Inc.
Atlanta, Georgia
April 15, 2009
KPMG LLP, a U.S. limited liability partnership, is the U.S.
member firm of KPMG International, a Swiss cooperative.

KPMG LLP
Suite 2000
303 Peachtree Street, NE
Atlanta, GA 30308
Consent of Independent Registered Public Accounting Firm
The Board of Directors
Total System Services, Inc.:
We consent to the incorporation by reference in the registration statement (No. 33-17376) on Form S-8 of Total System Services, Inc. of our report dated April 15, 2009, with respect to the statements of financial condition of the Total System Services, Inc. Director Stock Purchase Plan as of December 31, 2008 and 2007, and the related statements of operations and changes in plan equity for each of the years in the three-year period ended December 31, 2008, which report appears in the December 31, 2008 annual report on Form 11-K of the Total System Services, Inc. Director Stock Purchase Plan, included as Exhibit 99.2 to the December 31, 2008 annual report on Form 10-K/A Amendment No. 1 of Total System Services, Inc.
Atlanta, Georgia
April 15, 2009
KPMG LLP, a U.S. limited liability partnership, is the U.S.
member firm of KPMG International, a Swiss cooperative.